Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Host Hotels & Resorts, Inc. (“Host REIT”), together with Host Hotels & Resorts, L.P. (“Host L.P.”), entered into a master agreement, and other transaction agreements, each as amended, to acquire a portfolio of 35 hotels from Starwood Hotels & Resorts Worldwide, Inc, or Starwood. On April 10, 2006, we completed the initial stage of the transaction through the purchase of 28 hotels from Starwood. In May and June of 2006, a joint venture in Europe, in which we own a 32.1% general and limited partner interest, acquired five European hotels from Starwood. Additionally, we contributed the Sheraton Warsaw Hotel & Towers, which we purchased on April 10, 2006, to the joint venture. On July 5, 2006, Starwood and Host REIT agreed that Starwood will retain two hotels located in Fiji that were originally under contract as part of the master agreement.

The following unaudited pro forma statements of operations have been prepared based upon (i) the audited consolidated financial statements of Host L.P.; and the audited combined financial statements of the Starwood portfolio for the year ended December 31, 2005, (ii) the unaudited statement of operations of Host L.P. for the three quarters ended September 8, 2006; (iii) the unaudited combined statement of operations the Starwood portfolio for the two months ended February 28, 2006; (iv) the results of the combined operations of the Starwood portfolio for the period from March 1, 2006 through April 9, 2006; and, (v) and certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that Host L.P. believes are reasonable under the circumstances.

The unaudited pro forma statements of operations of Host L.P. for the three quarters ended September 8, 2006 and year ended December 31, 2005 reflect the following transactions as if they had been completed on January 1, 2005:

•	the acquisition of the Starwood portfolio;

•	the formation of the European joint venture, including the contribution by Host L.P. of the Sheraton Warsaw Hotel & Towers and cash;

•	the assumed issuance of $500 million of Series R senior notes on November 3, 2006 assuming an interest rate of 6 7/8%;

•	the redemption of $450 million of 9 1/2% Series I senior notes on December 4, 2006 from the proceeds of the issuance of the Series R senior notes;

•	the issuance of $800 million of 6 3/4% Series P senior notes on April 4, 2006;

•	the redemption of $136 million of 7 7/8% Series B senior notes on May 15, 2006;

•	the repayment of $84 million of 8.39% mortgage debt on the Boston Marriott Copley Place on June 1, 2006;

•	the redemption of $150 million of our 10% Class C preferred OP units on May 19, 2006;

•	the January 2006 issuance of mortgage debt of $135 million Canadian Dollars ($116 million U.S. Dollars) with an interest rate of 5.195% secured by four of our Canadian properties;

•	the conversion by Host REIT of all of the Convertible Subordinated Debentures into approximately 30.8 million shares of Host REIT common stock during 2005 and the first quarter of 2006 and the redemption of the remaining approximately $2 million of Convertible Subordinated Debentures held by third parties and the remaining $17 million of Convertible Subordinated Debentures held by related parties for cash on May 5, 2006. As a result of these transactions, we issued an equal number of common OP units to Host REIT and eliminated our Convertible debt obligation to Host REIT;

•	the acquisition of the Hyatt Regency Washington on Capitol Hill on September 30, 2005;

•	the May 2005 redemption of $100 million of our 10% Class B preferred OP units;

•	the disposition of 85% of our ownership interest in CBM Joint Venture LLC on March 29, 2005;

•	the March 2005 refinancing of approximately $609 million of senior notes and mortgage debt through the issuance of the $650 million 6 3/8% Series N senior notes; and

•	certain other investing and financing activities during 2005 and 2006.

The historical balance sheet of Host L.P. as of September 8, 2006 includes all of the above transactions except for the assumed issuance of the $500 million of Series R senior notes, assuming an interest rate of 6 7/8%, and the redemption of the $450 million 9 1/2% Series I senior notes with the proceeds of the proposed offering. Accordingly, no pro forma balance sheet has been presented.

The pro forma adjustments as presented are based on estimates and certain information that are currently available and may change as additional information becomes available, as estimates are refined or as additional events occur. The unaudited pro forma statements of operations are for illustrative purposes only and do not purport to be indicative of the results of operations that would actually have been achieved had the transactions occurred on the dates indicated or which may be achieved in the future. In the opinion of management, all material adjustments necessary to reflect the effects of the transactions that can be factually supported within the SEC regulations covering the preparation of unaudited pro forma statements of operations have been made.

The unaudited pro forma statements of operations should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Host L.P. and the combined historical financial statements and accompanying notes of the Starwood portfolio acquired in the transactions which have been included in the Company’s filings with the Securities and Exchange Commission.

HOST HOTELS & RESORTS, L.P.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE QUARTERS ENDED SEPTEMBER 8, 2006

(IN MILLIONS, EXCEPT PER UNIT AMOUNTS)

		A	B	C	D	E	F	G	K	L
	Host L.P. Historical Income Statement	Starwood Portfolio Historical	Starwood Portfolio Adjustments	European Joint Venture	Host L.P. Pro Forma for Starwood Acquisition	Series R Senior Notes Insurance	Series P/Q Senior Notes Issuance	Convertible Subordinated Debentures Conversion	2006 Debt Redemptions	Equity Transactions	Host L.P. Pro Forma Income Statement
REVENUES
Rooms	$1,977	$102	$66	$(15)	$2,130	$—	$—	$—	$—	$—	$2,130
Food and beverage	935	53	31	(8)	1,011	—	—	—	—	—	1,011
Other	199	12	9	(2)	218	—	—	—	—	—	218

Total hotel sales	3,111	167	106	(25)	3,359	—	—	—	—	—	3,359
Rental income	78	—	—	—	78	—	—	—	—	—	78

Total revenues	3,189	167	106	(25)	3,437	—	—	—	—	—	3,437

EXPENSES
Rooms	470	31	18	(5)	514	—	—	—	—	—	514
Food and beverage	690	42	23	(7)	748	—	—	—	—	—	748
Hotel departmental expenses	794	48	32	(10)	864	—	—	—	—	—	864
Management fees	143	4	8	(1)	154	—	—	—	—	—	154
Other property-level expenses	243	12	6	—	261	—	—	—	—	—	261
Depreciation and amortization	314	—	45	(5)	354	—	—	—	—	—	354
Corporate and other expenses	62	1	1	—	64	—	—	—	—	—	64

Total operating costs and expenses	2,716	138	133	(28)	2,959	—	—	—	—	—	2,959

OPERATING PROFIT	473	29	(27)	3	478	—	—	—	—	—	478
Interest income	22	—	—	—	22	—	—	—	—	—	22
Interest expense	(298)	(31)	28	—	(301)	(25)	(14)	2	42	—	(296)
Net gains on property transactions	3	—	—	—	3	—	—	—	—	—	3
Minority interest expense	(7)	—	—	—	(7)	—	—	—	—	—	(7)
Equity in earnings (losses) of affiliates	(8)	—	—	(1)	(9)	—	—	—	—	—	(9)

INCOME (LOSS) BEFORE INCOME TAXES	185	(2)	1	2	186	(25)	(14)	2	42	—	191
Benefit from (provision for) income taxes	(14)	(1)	1	—	(14)	—	—	—	—	—	(14)

INCOME (LOSS) FROM CONTINUING OPERATIONS	171	(3)	2	2	172	(25)	(14)	2	42	—	177
Less: Distributions on preferred units	(12)	—	—	—	(12)	—	—	—	—	4	(8)
Issuance costs of redeemed preferred units	(6)	—	—	—	(6)	—	—	—	—	6	—

Net income (loss) from continuing operations available to common unitholders	$153	$(3)	$2	$2	$154	$(25)	$(14)	$2	$42	$10	$169

Basic earnings (loss) from continuing operations per unit	$0.32	$(0.02)	$0.01	$0.01	$0.30						$0.33
Diluted earnings (loss) from continuing operations per unit	$0.32	$(0.02)	$0.01	$0.01	$0.30						$0.32
Weighted average basic common units	483.4	133.5	133.5	133.5	517.3			2.5			519.8
Weighted average diluted common units	485.2	133.5	133.5	133.5	519.2			2.5			521.7

See Notes to Unaudited Pro Forma Statements of Operations.

HOST HOTELS & RESORTS, L.P.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(IN MILLIONS, EXCEPT PER UNIT AMOUNTS)

		A	B	C	D	E	F	G	H	I	J	K	L
	Host L.P. Historical Income Statement	Starwood Portfolio Historical	Starwood Portfolio Adjustments	European Joint Venture	Host L.P. Pro Forma for Starwood Acquisition	Series R Senior Notes Issuance	Series P/Q Senior Notes Issuance	Convertible Subordinated Debentures’ Conversion	2005 Acquisitions	2005 Sale of Courtyard by Marriott Joint Venture	2006/ 2005 Debt Issuances	2006/2005 Debt Redemptions and Prepayments	Equity Transactions	Host L.P. Pro Forma Income Statement
REVENUES
Rooms	$2,276	$718	$(18)	$(111)	$2,865	$—	$—	$—	$28	$—	$—	$—	$—	$2,893
Food and beverage	1,165	351	(14)	(64)	1,438	—	—	—	14	—	—	—	—	1,452
Other	244	77	(2)	(12)	307	—	—	—	2	—	—	—	—	309

Total hotel sales	3,685	1,146	(34)	(187)	4,610	—	—	—	44	—	—	—	—	4,654
Rental income	111	—	—	—	111	—	—	—	—	—	—	—	—	111

Total revenues	3,796	1,146	(34)	(187)	4,721	—	—	—	44	—	—	—	—	4,765

EXPENSES
Rooms	548	198	(3)	(35)	708	—	—	—	4	—	—	—	—	712
Food and beverage	863	259	(10)	(47)	1,065	—	—	—	11	—	—	—	—	1,076
Hotel departmental expenses	1,008	290	(13)	(48)	1,237	—	—	—	8	—	—	—	—	1,245
Management fees	167	30	23	(9)	211	—	—	—	3	—	—	—	—	214
Other property-level expenses	286	67	—	(5)	348	—	—	—	4	—	—	—	—	352
Depreciation and amortization	358	101	14	(20)	453	—	—	—	6	—	—	—	—	459
Corporate and other expenses	67	7	(3)	(3)	68	—	—	—	—	—	—	—	—	68
Gain on insurance settlement	(9)	—	—	—	(9)	—	—	—	—	—	—	—	—	(9)

Total operating costs and expenses	3,288	952	8	(167)	4,081	—	—	—	36	—	—	—	—	4,117

OPERATING PROFIT	508	194	(42)	(20)	640	—	—	—	8	—	—	—	—	648
Interest income	21	—	—	—	21	—	—	—	—	—	—	—	—	21
Interest expense	(444)	(91)	85	—	(450)	(36)	(55)	34	—	—	(14)	109	—	(412)
Net gains on property transactions	80	—	—	—	80	—	—	—	—	(69)	—	—	—	11
Gain on foreign currency and derivative contracts	2	—	—	—	2	—	—	—	—	—	—	—	—	2
Minority interest expense	(7)	—	—	—	(7)	—	—	—	—	—	—	—	—	(7)
Equity in earnings (losses) of affiliates	(1)	—	—	(1)	(2)	—	—	—	—	4	—	—	—	2

INCOME (LOSS) BEFORE INCOME TAXES	159	103	43	(21)	284	(36)	(55)	34	8	(65)	(14)	109	—	265
Benefit from (provision for) income taxes	(25)	(5)	—	2	(28)	—	—	—	—	26	—	—	—	(2)

INCOME (LOSS) FROM CONTINUING OPERATIONS	134	98	43	(19)	256	(36)	(55)	34	8	(39)	(14)	109	—	263
Less: Distributions on preferred units	(27)	—	—	—	(27)	—	—	—	—	—	—	—	18	(9)
Issuance costs of redeemed preferred units	(4)	—	—	—	(4)	—	—	—	—	—	—	—	4	—

Net income (loss) from continuing operations available to common unitholders	$103	$98	$43	$(19)	$225	$(36)	$(55)	$34	$8	$(39)	$(14)	$109	$22	$254

Basic earnings (loss) from continuing operations per unit	$0.28	$0.73	$0.32	$(0.14)	$0.44									$0.47
Diluted earnings (loss) from continuing operations per unit	$0.28	$0.73	$0.32	(0.14)	$0.44									$0.47
Weighted average basic common units	373.3	133.5	133.5	133.5	506.8			30.8						537.6
Weighted average diluted common units	375.8	133.5	133.5	133.5	509.3			30.8						540.1

See Notes to Unaudited Pro Forma Statements of Operations.

HOST HOTELS & RESORTS, L.P.

NOTES TO THE UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

A.	Represents the historical results of operations for the Starwood portfolio for the year ended December 31, 2005 and the period from January 1, 2006 through February 28, 2006.

B.	Represents certain adjustments to the historical results of operations for the Starwood portfolio including:

•	An adjustment to depreciation expense for property and equipment to reflect expected depreciation based on Host L.P.’s stepped-up basis;

•	An adjustment to eliminate interest expense for debt not assumed in the transaction;

•	An adjustment to management fee expense to reflect the new license and operating agreements under which the properties will operate upon completion of the transactions;

•	An adjustment to reduce the historical corporate expenses of the Starwood portfolio to reflect the incremental corporate expenses expected to be incurred by Host L.P. as a result of the acquisition;

•	An adjustment to reflect the effect of the acquisition of the Starwood portfolio on income taxes;

•	An adjustment to eliminate the operations of two hotels located in Fiji, which were included in the financial statements of the Starwood portfolio, that were retained by Starwood; and

•	For the unaudited pro forma statement of operations for the three quarters ended September 8, 2006, an adjustment to reflect the results of operations for the period from March 1, 2006 to April 9, 2006. Host REIT acquired the portfolio on April 10, 2006.

C.	Represents the elimination of the operations and owner expenses of the Starwood portfolio related to the five hotels acquired by the European joint venture, in which we own approximately 32.1% of the general and limited partnership interests, and the Sheraton Warsaw Hotel & Towers which we contributed to the European joint venture. We have recorded $1 million as equity in losses of affiliates for both the full year 2005 and the three quarters ended September 8, 2006, respectively, to reflect our portion of the pro forma operations of the European joint venture.

D.	Represents our pro forma statement of operations as adjusted to reflect the acquisition of the Starwood portfolio.

E.	Represents the interest expense, including the related amortization of deferred financing fees, for the $500 million of Series R senior notes assumed to be issued, assuming an interest rate of 6 7/8%.

F.	Represents the interest expense, including the related amortization of deferred financing fees, for the $800 million of 6 3/4% Series P senior notes. The Series P senior notes were exchanged for identical Series Q senior notes in July 2006.

G.	Represents the adjustment to decrease interest expense due to the conversion or redemption by Host REIT of the Convertible Subordinated Debentures during 2005 and 2006 (including approximately $2 million of Convertible Subordinated Debentures redeemed for cash in the second quarter of 2006) into approximately 30.8 million shares (approximately 24 million of which were converted in 2006) of Host REIT common stock including the elimination of the related amortization of deferred financing fees. As a result of these transactions, we issued 30.8 million common OP units to Host REIT and eliminated our Convertible debt obligation to Host REIT.

H.	Represents the adjustment to record the historical revenues and operating expenses associated with the September 2005 purchase of the Hyatt Regency Washington on Capitol Hill.

I.	Represents the adjustment to eliminate the non-recurring gain of $69 million associated with the sale of 85% of our interest in CBM Joint Venture LLC in 2005 and the adjustment to equity in earnings (losses) of affiliates related to our current percentage ownership in the CBM joint venture and the related tax benefit (provision).

J.	Represents the adjustment to record interest expense, including the related amortization of deferred financing fees, as a result of the issuance of the $650 million, 6 3/8% Series N senior notes in March 2005 and the issuance of $135 million Canadian Dollar mortgage debt ($116 million U.S. Dollars) with an interest rate of 5.195% in January, 2006.

K.	Represents the adjustment to record interest expense (including the prepayment premiums and the recognition of deferred financing fees and original issue discounts) related to the prepayment, redemption or discharge of the following debt in 2005 and 2006:

•	$450 million of 9 1/2% Series I senior notes with the net proceeds from the issuance of Series R senior notes;

•	$84 million of 8.39% mortgage debt on the Boston Marriott Copley Place;

•	$136 million of 7 7/8% Series B senior notes;

•	$300 million of 8 3/8% Series E senior notes;

•	$140 million of 9% mortgage debt on two Ritz-Carlton hotels;

•	$169 million of 7 7/8% Series B senior notes;

•	$20 million of 8.35% mortgage associated with the sale of the Hartford Marriott at Farmington; and

•	$19 million of variable rate mortgage debt with a weighted average interest rate of 5.76% associated with certain of our Canadian properties.

L.	Represents the adjustment to record the effect of distributions paid on preferred OP units and issuance costs of redeemed preferred OP units due to the redemption of 4 million 10% Class B preferred OP units in May 2005 and the redemption of 5.98 million Class C preferred OP units on May 19, 2006.